SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                           FORM 8-K/A

                AMENDMENT NO. 1 TO CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 14, 1995

                SOUTHERN ELECTRONICS CORPORATION
     (Exact name of registrant as specified in its charter)



 Delaware                    0-16345              22-2715444
 State of             (Commission File No.)    (I.R.S. Employer
incorporation)                                 Identification No.)



                 4916 North Royal Atlanta Drive
                      Tucker, Georgia 30085
  (Address of principal executive offices, including zip code)


                         (770) 491-8962
      (Registrant's telephone number, including area code)


                         Page 1 of 7.

               Exhibit Index appears on page 5.

Item 2.   Acquisition or Disposition of Assets

     Effective on December 14, 1995, USC Acquisition Corporation, a Delaware corporation ("USC") and wholly-owned subsidiary of Southern Electronics Corporation, a Delaware corporation ("Registrant"), acquired substantially all of the assets and assumed certain liabilities of U. S. Computer of North America, Inc., a Florida corporation ("US Computer"), in exchange for shares of the common stock, par value $.01 per share (the "Common Stock"), of the Registrant, pursuant to an Agreement and Plan of Reorganization dated December 14, 1995 (the "Agreement"), by and among USC, US Computer and David Steiner, a resident of the State of Florida and sole shareholder of US Computer ("Steiner"). US Computer was engaged in the wholesale distribution of certain electronic products to customers located principally in Latin America. The assets transferred to USC consisted primarily of US Computer's cash, accounts receivable, inventory, furniture, fixtures and equipment and other tangible and intangible property (the "Assets") related to its business. USC also agreed to assume certain accounts payable of US Computer related to its business and certain other specifically identified liabilities of US Computer (the "Liabilities").

     The aggregate consideration exchanged by USC for the Assets and Liabilities was 175,000 shares of Common Stock, payable as follows: (i) 43,750 shares of Common Stock paid at the closing;
(ii) 87,000 shares of Common Stock placed in an escrow account (the "Short Term Stock Escrow") pursuant to a Short Term Stock Escrow Agreement executed December 14, 1995, among US Computer, Steiner, USC and Wachovia National Bank of Georgia, N.A. ("Wachovia"), as escrow agent (the "Short Term Stock Escrow Agreement"), and (iii) 44,250 shares of Common Stock placed in an escrow account (the "Supplemental Stock Escrow") pursuant to a Supplemental Stock Escrow Agreement executed December 14, 1995, among Steiner, USC and Wachovia (the "Supplemental Stock Escrow Agreement"). The consideration was determined through arms-length negotiations between the parties and estimated valuations of the inventory, assets and liabilities of US Computer. Funding for the transaction was provided pursuant to a First Amendment to Revolving Credit Agreement (the "Credit Agreement") among Registrant, USC, Wachovia and National City Bank, Columbus.

     Pursuant to the Agreement and the Short Term Stock Escrow Agreement, 87,000 shares of Common Stock were placed in the Short Term Stock Escrow to support the indemnity provided by Steiner and US Computer in favor of USC under the Agreement and for certain other matters. Subject to the resolution of any disputes between US Computer, Steiner and USC with respect to the distribution of shares of Common Stock from the Short Term Stock Escrow, up to 67,750 shares of Common Stock will be transferred to the Supplemental Stock Escrow and the balance, if any, will be distributed to Steiner on or about March 13, 1996.

     Pursuant to the Agreement and the Supplemental Stock Escrow Agreement, 44,250 shares of Common Stock were placed in the Supplemental Stock Escrow which, together with any shares of Common Stock transferred from the Short Term Stock Escrow, will be distributed to Steiner over a period of three years following the
closing.   The shares of Common Stock held in the Supplemental
Stock Escrow will be distributed on or before December 14, 1998.

     US Computer and Steiner, jointly and severally on the one hand, and USC, on the other hand, agreed to indemnify the other party against certain matters as more fully described in the Agreement. Registrant agreed to guarantee USC's indemnification obligations to US Computer and Steiner subject to certain limitations set forth in the Agreement.

    Pursuant to an Employment Agreement executed December 14,
1995, between Steiner and USC, Steiner agreed to join USC as its Vice President - Hewlett-Packard Company Exports, with responsibility for sales and marketing of Hewlett-Packard Company products in Latin America. Steiner and USC also have executed a Non-Competition Agreement, dated December 14, 1995, under which Steiner has agreed not to compete with USC, Registrant or their respective affiliates for a specified period following the closing, other than as an employee of USC.

     In addition to the consideration exchanged by Registrant for the assets and liabilities of US Computer, 100,000 shares of Common Stock and $400,000 were paid to the shareholders of Dinorall Corporation, a Florida corporation (the "Dinorall Shareholders"), in consideration for an option held by the Dinorall Shareholders to purchase all of the issued and outstanding common stock of US Computer. The consideration was determined through arms-length negotiations between the parties.


Item 7.   Financial Statements and Exhibits

     (a)  Financial Statements of Business Acquired:

          In accordance with Item 7(a) of Form 8-K, the following financial statements of US Computer prepared in accordance with Regulation S-X are included in this report:

     *    Report of Deloitte & Touche LLP.

     *    Balance Sheet as of December 13, 1995.

     * Statement of Operations for the period January 1, 1995 through December 13, 1995.

     * Statement of Changes in Shareholder Deficiency for the period January 1, 1995 through December 13, 1995.

     * Statement of Cash Flows for the period January 1, 1995 through December 13, 1995.

     *    Notes to Financial Statements.

     (b)  Pro Forma Financial Information.
          In accordance with Item 7(b) of Form 8-K, the following pro forma financial statements of the Registrant are included in this Report:

     *    Pro Forma Combined Financial Information.

     * Pro Forma Combined Statement of Operations for the 12-month period ended June 30, 1995.

     * Pro Forma Combined Statement of Operations for the 6-month period ended December 31, 1995.




                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



                              SOUTHERN ELECTRONICS CORPORATION




Date: February 26, 1996           By:      /s/  Larry G. Ayers

                                  Larry G. Ayers
                                  Chief Financial Officer, Vice
                                  President-Finance, Treasurer and
                                  Secretary

                INDEX TO FINANCIAL INFORMATION


               Description                             Page No.

Report of Deloitte & Touche LLP                           F-2

Balance Sheet as of December 13, 1995                     F-3

Statement of Operations for the period January 1, 1995
through December 13, 1995                                 F-4

Statement of Changes in Shareholder Deficiency for the
period January 1, 1995 through December 13, 1995          F-5

Statement of Cash Flows for the period January 1, 1995
through December 13, 1995                                 F-6

Notes to Financial Statements                             F-7

Pro Forma Combined Financial Information                  F-10

Pro Forma Combined Statement of Operations for the
12-month period ended June 30, 1995                       F-11

Pro Forma Combined Statement of Operations for the
6-month period ended December 31, 1995                    F-12

INDEPENDENT AUDITORS' REPORT
To the Stockholder
U.S. Computer of North America, Inc.

We have audited the balance sheet of U.S. Computer of North America, Inc. (d/b/a U.S. Computer) (the "Company") as of December 13, 1995 and the related statements of operations, changes in stockholder deficiency, and cash flows for the period January 1, 1995 through December 13, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 13, 1995 and the results of its operations and its cash flows for the period January 1, 1995 through December 13, 1995 in conformity with generally accepted accounting principles.


Atlanta, Georgia
February 12, 1996

       F-3

 U.S. COMPUTER OF NORTH AMERICA, INC.
 d/b/a U.S. Computer

 BALANCE SHEET
 DECEMBER 13, 1995

 ASSETS

 CURRENT ASSETS:
  Cash and cash equivalents                       $ 1,313,231
  Accounts receivable, less allowance
  for doubtful accounts of $500,000                 4,163,255
  Inventory                                           972,841
  Prepaid expenses and other current assets            20,568

  Total current assets                              6,469,895

 PROPERTY AND EQUIPMENT - Net                         117,499

                                                  $ 6,587,394

 LIABILITIES AND STOCKHOLDER DEFICIENCY

 CURRENT LIABILITIES:
  Accounts payable                                $10,790,449
  Accrued liabilities                                 144,658
  Obligations under capitalized leases                 15,799
  Note payable - stockholder                          144,509
  Total current liabilities                        11,095,415

 LONG-TERM OBLIGATIONS UNDER CAPITALIZED LEASES        11,501

 COMMITMENTS AND CONTINGENCIES

 STOCKHOLDER DEFICIENCY:
  Common stock, $1 per value; 5,000 shares
  authorized; 100 shares issued and outstanding           100
  Additional paid-in capital                          560,000
  Accumulated deficit                              (5,079,622)

   Total stockholder deficiency                    (4,519,522)

                                                  $ 6,587,394

 See notes to financial statements.

U.S. COMPUTER OF NORTH AMERICA, INC.
d/b/a U.S. Computer

STATEMENT OF OPERATIONS
PERIOD JANUARY 1, 1995 THROUGH DECEMBER 13, 1995

NET SALES                                         $53,873,882

COST OF SALES                                      50,907,386

 Gross margin                                       2,966,496

OPERATING EXPENSES:
 Salaries and benefits                                936,088
 Provision for bad debts                              173,340
  Other                                               611,242

   Total operating expenses                         1,720,670

INCOME FROM OPERATIONS                              1,245,826

OTHER (INCOME) EXPENSE:
 Interest expense, net                                 52,706
 Other                                                (28,104)

  Total other (income) expense                         24,602

  NET INCOME                                      $ 1,221,224


 See notes to financial statements.

U.S. COMPUTER OF NORTH AMERICA, INC.
d/b/a U.S. Computer


STATEMENT OF CHANGES IN STOCKHOLDER DEFICIENCY
PERIOD JANUARY 1, 1995 THROUGH DECEMBER 13, 1995

                                    Common       Additional
                                     Stock        Paid-in   Accumulated       Stockholder
                                 $1 Par Value     Capital     Deficit          Deficiency

BALANCE, JANUARY 1, 1995            $ 100       $ 560,000    $(6,300,846)     $(5,740,746)

  Net income                                                   1,221,224        1,221,224

BALANCE, DECEMBER 13, 1995          $ 100       $ 560,000    $(5,079,622)     $(4,519,522)



See notes to financial statements.

U.S. COMPUTER OF NORTH AMERICA, INC.
d/b/a U.S. Computer

STATEMENT OF CASH FLOWS
PERIOD JANUARY 1, 1995 THROUGH DECEMBER 13, 1995

OPERATING ACTIVITIES:
 Net income                                           $ 1,221,224
 Adjustments to reconcile net income to net
  cash provided by operating activities:
  Depreciation and amortization                            60,000
  Provision for bad debts                                 173,340
  Gain on disposals of equipment                           (8,500)
  Changes in assets and liabilities:
   Accounts receivables                                (1,812,035)
   Inventory                                            1,518,879
   Prepaids and other assets                               22,577
   Accounts payable and accrued expenses                  771,065
    Total adjustments                                     725,326

    Net cash provided by operating activities           1,946,550

INVESTING ACTIVITIES:
 Capital expenditures                                     (11,704)
 Proceeds from disposals of equipment                      15,148

  Net cash provided by investing activities                 3,444

FINANCING ACTIVITIES:
 Repayments to stockholder                               (231,093)
 Repayment on note payable - other                       (938,326)
 Repayments on capitalized lease obligations              (19,200)

 Net cash used in financial activities                 (1,188,619)

NET INCREASE IN CASH AND CASH EQUIVALENTS                 761,375

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD            551,856

CASH AND CASH EQUIVALENTS, END OF PERIOD              $ 1,313,231

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

 Interest paid                                        $    58,607
 See notes to financial statements.

U.S. COMPUTER OF NORTH AMERICA, INC.
d/b/a U.S. Computer

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 13, 1995
AND THE PERIOD JANUARY 1, 1995 THROUGH DECEMBER 13, 1995

1. NATURE OF BUSINESS AND DISPOSITION
    Business Activity - U.S. Computer of North America, Inc. d/b/a U.S. Computer (the "Company") is engaged in wholesaling and exporting computer hardware, software, and peripherals, through facilities located in Miami, Florida, to computer retailers located primarily in Latin America. The Company normally operates through distributorship agreements with major vendors which are renewable generally on an annual basis.

    On December 14, 1995, USC Acquisition Corporation, a wholly owned subsidiary of Southern Electronics Corporation ("SEC"), acquired substantially all of the assets and assumed certain liabilities of the Company. The accompanying financial statements are presented on the historical cost basis and do not include any adjustments arising from this transaction.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    Revenue Recognition - Revenues from the sale of the Company's products are recognized at the time of shipment. The Company generally only accepts returns for damaged products. Actual returns have not been significant.

    Cash and Cash Equivalents - The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

    Inventory - Inventory is valued at the lower of first-in, first-out (FIFO) cost or market.

    Property and Equipment - Property and equipment is recorded at cost. Property and equipment under capital leases is stated at the present value of minimum lease payments at the inception of the lease. Depreciation is determined using straight-line and accelerated methods, at various rates based generally on the estimated useful lives of the assets ranging from 5 to 6 years. Amortization of leasehold improvements and property and equipment under capital leases is computed on a straight-line basis over the shorter of the estimated useful lives or the term of the lease.

    Income Taxes - The Company is not subject to corporate income taxes as the corporation has elected, with the shareholder's consent, to be taxed under S Corporation provisions of the Internal Revenue Code and, accordingly, no provision has been made for federal and state income taxes in the accompanying financial statements. Under this provision, taxable income of the Company is reflected on the stockholder's personal income tax return.
    Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. PROPERTY AND EQUIPMENT

   Property and equipment at December 13, 1995 consisted of the following:

    Furniture and fixtures                          $  28,860
    Machinery and equipment                           203,903
    Leasehold improvements                            124,842
    Equipment under capitalized lease arrangements     35,458

                                                      393,063

    Less accumulated depreciation and amortization    275,564

                                                    $ 117,499

   Depreciation and amortization expense for the period January 1, 1995 through December 13, 1995 was $60,000.

4. LEASES

   The Company leases certain equipment under capitalized leases through 1997. The Company also leases warehouse, office facilities, and certain equipment under operating leases through 1999.

   The following represents the future minimum lease payments under capitalized and operating leases as of December 13, 1995:

                                       CAPITAL       OPERATING
                                       LEASES        LEASES

    Through December 31, 1995         $  1,944       $   1,081
    1996                                23,227          95,535
    1997                                 5,329          12,975
    1998                                                 6,615
    1999                                                   891

     Total minimum lease payments       30,500         117,097
     Less amount representing interest   3,200

     Present value of future minimum
     lease payments                   $ 27,300       $ 117,097

   Rent expense under operating leases was $99,879 for the period
   January 1, 1995 through December 13, 1995.

5. NOTES PAYABLE

   The note payable to stockholder bears interest at prime plus 2%, is unsecured, and is due on demand. Subsequent to December 13, 1995, the note payable was repaid. Interest expense on the note for the period January 1, 1995 through December 13, 1995 was $26,088.

   At December 31, 1994, the Company had a note payable with an outstanding balance of $938,326 which represented an amount due to a relative of the Company's stockholder. The note bore interest at prime plus 2% or 10%, whichever was greater, was unsecured, and was due on demand. During 1995, the note payable was satisfied in full. Interest expense on this note for the period January 1, 1995 through December 13, 1995 was $23,242.

6. SIGNIFICANT VENDOR

   During the period January 1, 1995 through December 13, 1995, approximately 98% of the Company's product purchases were from one vendor. Accounts payable to such vendor at December 13, 1995 was approximately $10,662,000. Substantially all accounts receivable and inventory are pledged as collateral against accounts payable to this vendor.

PRO FORMA COMBINED FINANCIAL INFORMATION

The following unaudited pro forma combined statements of operations for the Company for the year ended June 30, 1995 and six months ended December 31, 1995, give effect to the December 14, 1995 acquisition of U.S. Computer as if such acquisition had occurred on July 1, 1994. The pro forma combined financial information is derived from and should be read in conjunction with the historical financial statements of U.S. Computer and the related notes thereto appearing elsewhere in this Current Report, and the Company's Annual Report on Form 10-K for the year ended June 30, 1995 and Quarterly Report on Form 10-Q for the quarter ended December 31, 1995 previously filed with the Securities and Exchange Commission. The pro forma information is not necessarily indicative of the results that would have been reported had such acquisition occurred at the pro forma date specified, nor is it necessarily indicative of the Company's future results.


SOUTHERN ELECTRONICS CORPORATION
PRO FORMA COMBINED STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1995
(In Thousands, Except Per Share Data)


                                                                        Pro
                                     Southern                          Forma       Pro Forma
                                    Electronics     U.S. Computer   Adjustments    Combined

  NET SALES                           $ 398,753       $ 50,666                     $ 449,419
  COST OF GOODS SOLD                    370,548         48,051                       418,599

  GROSS PROFIT                           28,205          2,615                        30,820
  OPERATING EXPENSES:
   Selling, general, and administrative  18,640          5,470        $ (198) 1       23,912
   Special charge                           452
   Amortization of intangibles               12                          250  2          262

  TOTAL OPERATING EXPENSES               19,104          5,470            52          24,626

  INCOME (LOSS) FROM OPERATIONS           9,101         (2,855)          (52)          6,194

  NET INTEREST EXPENSE                      688            179                           867

  INCOME (LOSS) BEFORE TAXES              8,413         (3,034)          (52)          5,327

  INCOME TAXES                            3,191                       (1,091) 3        2,100

  NET INCOME (LOSS)                   $   5,222       $ (3,034)       $ 1,039      $   3,227

  INCOME PER COMMON AND
  COMMON EQUIVALENT SHARE             $    0.74                                    $    0.44

  WEIGHTED AVERAGE COMMON
  AND COMMON EQUIVALENT
  SHARES OUTSTANDING                      7,069                                        7,344

1 Reflects the elimination of salaries and benefits paid to employees of U. S. Computer who will be terminated and not replaced.

2 Adjusts for the amortization of intangible assets, consisting of goodwill and a noncompete agreement, with useful lives of 30 and 5 years, respectively.

3 Adjusts income tax expense to reflect the pro forma effect on income tax expense resulting from the acquisition of U.S.
  Computer (an S Corporation for income tax purposes).

SOUTHERN ELECTRONICS CORPORATION
PRO FORMA COMBINED STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 1995
(In Thousands, Except Per Share Data)



                                                                           Pro
                                        Southern                          Forma           Pro Forma
                                      Electronics      U.S. Computer   Adjustments        Combined

NET SALES                              $ 211,858         $ 25,929                         $ 237,787

COST OF GOODS SOLD                       198,391           24,638                           223,029

GROSS PROFIT                              13,467            1,291                            14,758

OPERATING EXPENSES:
 Selling, general, and administrative      9,202              735           $(108) 1          9,829
 Amortization of intangibles                  19                              114  2            133

TOTAL OPERATING EXPENSES                   9.221              735               6             9,962

INCOME (LOSS) FROM OPERATIONS              4,246              556              (6)            4,796

NET INTEREST EXPENSE                         423               11                               434

INCOME (LOSS) BEFORE TAXES                 3,823              545              (6)            4,362

INCOME TAXES                               1,459                              261  3          1,720

NET INCOME (LOSS)                      $   2,364         $    545           $(267)        $   2,642

NET INCOME PER COMMON
AND COMMON
EQUIVALENT SHARE                       $    0.33                                          $    0.36

WEIGHTED AVERAGE COMMON
AND COMMON EQUIVALENT
SHARES OUTSTANDING                         7,103                                              7,378




1 Reflects the elimination of salaries and benefits paid to employees of U.S.
  Computer who were be terminated and not replaced.

2 Adjusts for the amortization of intangible assets, consisting of goodwill and a noncompete agreement, with useful lives of 30 and 5 years, respectively.

3 Adjusts income tax expense to reflect the pro forma effect on income tax expense resulting from the acquisition of U.S. Computer (an S Corporation for income tax purposes).
